[Logo] M F S(R)
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)


                              [Graphic Omitted]


                    MFS(R) BOND FUND

                    ANNUAL REPORT o APRIL 30, 1999




          ------------------------------------------------------------
              DIVERSIFYING YOUR INVESTMENT PORTFOLIO (see page 39)
          ------------------------------------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 20
Notes to Financial Statements ............................................. 27
Independent Auditors' Report .............................................. 36
MFS' Year 2000 Readiness Disclosure ....................................... 38
Trustees and Officers ..................................................... 41


       MFS(R) ORIGINAL RESEARCH(SM)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE         ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                         MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE



--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
Over 75 years ago, MFS invented the mutual fund, giving Americans greater access to the investment markets. Since then, we have been guided by a number of fundamental principles, including diversification and professional management backed by MFS(R) Original Research(SM), a process by which we seek long-term investment opportunities.

We have found that these principles have matched those of our shareholders. In a recent survey for MFS by Roper Starch Worldwide, Inc., a major consumer research firm, over 60% of mutual fund shareholders said they are investing for long-term goals such as retirement. The survey also showed that investors realize that the extraordinary stock market gains of the past few years cannot be sustained. These views certainly seem to have guided investors during last year's market correction. Beginning with the collapse of Asian markets at the end of 1997 and continuing with the volatility in U.S. markets through October of 1998, only 7% of mutual fund investors took money out of the stock market.

We are even more pleased that MFS investors reacted calmly to last year's market turmoil, indicating their commitment to diversification. As a result, throughout the late summer and fall of 1998, daily purchases of MFS stock and bond funds were well ahead of redemptions.

Over the past year or so, however, diversified investment programs have not financially rewarded investors. A very narrow band of about 25 stocks representing the largest U.S. growth companies has, until recently, vastly outperformed the rest of the market. In 1998, for example, the return on the Standard & Poor's 500 Composite Index (a popular, unmanaged index of common stock total return performance) increased 28.58%. However, over half of the stocks in the index returned less than 10%, including 198 stocks that posted negative returns.

While 1997 and 1998 were good years for large-company growth stocks, 1996 was dominated by the mid-sized value category. Prices of value stocks do not fully reflect the companies' underlying values or future prospects. In 1995, the best-performing sector was small-company growth stocks. We believe this change of market leadership shows that while diversification may not provide the best performance in the short run, it should benefit investors over the long term. In fact, as 1999 progresses, we are seeing signs of renewed strength from a broader group of industries, including electric utilities and paper products and chemical companies. We believe our diversified MFS Family of Funds(R), supported by Original Research, is well positioned to benefit from a broader market.

Most mutual fund investors refrain from trying to predict short-term trends. Despite the large stock market gains of the past several years, the Roper Starch survey shows that people do not see performance as the only reason to invest. These investors also cite a desire to put investment decisions in the hands of experts, a belief that mutual funds can be less risky than other investments, and an appreciation of the convenience of mutual fund investing.

We appreciate the fact that our fund shareholders and their advisers share our belief that mutual fund investing is not a way to speculate in the markets but is a way to use the investment markets to help them work toward their long-term goals. Our goal at MFS is to offer professionally managed investment products with the potential to sustain returns over a variety of market cycles.

We thank you for your confidence and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    May 17, 1999

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Geoffrey L. Kurinsky]
     Geoffrey L. Kurinsky

For the 12 months ended April 30, 1999, Class A shares of the Fund provided a total return of 3.22%, Class B shares 2.54%, Class C shares 2.48%, and Class I shares 3.56%. These returns include the reinvestment of distributions but exclude the effects of any sales charges.

During the same period, the average corporate debt fund tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance, returned 4.25%. The Fund's results also compare to a 6.28% return for the Lehman Brothers Government/Corporate Bond Index (the Lehman Index). The Lehman Index is an unmanaged, market-value-weighted index that includes U.S. Treasury and government-agency securities (excluding mortgage-backed securities) and investment-grade debt obligations of U.S. corporations.

Q. WHAT FACTORS HURT THE FUND'S PERFORMANCE OVER THE PAST 12 MONTHS?

A. Most of the negative impact on the Fund took place in 1998 when the Russian government defaulted on its debt. Like many other people, we were surprised by the Russian default. The general feeling among investors was that the International Monetary Fund would help Russia avoid default. When that didn't happen, a chain reaction was set off. Investors moved money into what they saw as the safest securities -- U.S. Treasuries. As a result of the higher demand, interest rates on Treasuries fell while rates on everything else, including emerging market and corporate debt, increased. This sequence of events hurt the Fund because we had a small position in emerging market bonds and a significant exposure to corporate bonds. Corporate bonds typically make up around two-thirds of the portfolio. As interest rates on these bonds increased, their prices fell, resulting in lower returns for the Fund.

Q. WHAT ARE YOU DOING TO IMPROVE PERFORMANCE?

A. We're sticking with our current strategy and keeping our core positions in fixed-income securities of U.S. corporations with strong and improving credit profiles. The U.S. economy is strong, and inflation is low. We believe these conditions should help the high-grade and high-yield bonds in the Fund to continue to improve following the turmoil of 1998. We have begun to re-enter emerging markets, but we are investing selectively in countries that we think have made more progress toward economic reform.

Q. HAVE YOU MADE ANY CHANGES TO THE FUND'S ALLOCATIONS?

A. Our corporate weighting has increased over the past year, another result of our favorable economic outlook. About 55% of the Fund is in investment-grade corporate bonds, and 20% is in high-yield corporates. We also have 10% in mortgage-backed securities and 15% in U.S. government-agency securities.

Q. WHAT INDUSTRIES ARE YOU EMPHASIZING?

A. We are adding to our positions in cyclical industries that we think can benefit from the strong economy. In transportation, for example, we've established a position in Union Pacific Railroad. Not only is the company increasing shipments because of general economic growth, it is also a turnaround story. When Union Pacific acquired Southern Pacific a few years ago, it had a lot of logistical problems integrating the two railroad systems. But the company seems to have fixed most of the operational problems and has regained business it lost to truckers and other railroads. The airline business also is cyclical, and we bought securities of a few major companies, including Continental. The securities we are buying are called enhanced-equipment trust certificates. They can be especially secure; not only have the companies stood behind their bonds, but also investors have the additional protection of having the planes as collateral.

   We have added some paper and packaging companies as well. Packaging businesses typically do well when the economy is strong because companies need more boxes to ship the products people buy. A new holding is Smurfit Capital in Ireland, one of the world's leading producers of container board. We also bought UPM- Kymmene, a Finnish paper company, and Gaylord Container, a U.S. company that makes boxes and other packaging. Cyclicals currently make up about 12% of the portfolio, the largest cyclical weighting we have had in quite a while.

Q. HOW ARE THE HIGH-YIELD BONDS PERFORMING?

A. After declining along with other fixed-income markets last summer, our high-yield securities have performed well. Many of those issuers, such as Gaylord Container, AK Steel, and Regal Cinemas, have benefited from the strong U.S. economy.

Q. YOU HAVE LARGE POSITIONS IN MEDIA AND TELECOMMUNICATIONS. WHY DO YOU LIKE THESE COMPANIES?

A. This is another sector with several companies moving up from the high-yield to the investment-grade category. These companies took on a lot of debt to build their networks or to make some very big acquisitions in the early- and mid-1990s. Now, they are reaping the benefits of those acquisitions and are able to cut costs, generate more cash flow, and pay off debt. Examples include Time Warner, which bought Turner Broadcasting; Telecommunications, Inc., which was bought by AT&T; MCI WorldCom, the result of the takeover of MCI by WorldCom; and Qwest Communications.

Q. HOW DOES THE FUND REFLECT YOUR VIEWS ON INTEREST RATES?

A. Given recent signs of continued economic strength, the Fund's interest-rate sensitivity is neutral to the Lehman Index. If we see signs of a potential economic slowdown, we will increase the interest-rate sensitivity of the portfolio by buying longer-maturity securities.

Q. WHAT'S YOUR OUTLOOK FOR THE FIXED-INCOME MARKETS?

A. We think the environment will get a lot trickier toward the summer and fall months. Corporate bonds have a seasonal aspect because investors buy more in the first two quarters and less toward the end of the year. We also have some uncertainty about the potential effects of the Year 2000 computer issue in the second half of 1999. Also, the economy grew very strongly in the fourth quarter of 1998 and the first quarter of 1999, and it will be hard to sustain such a rapid rate of growth. If there is an economic slowdown, some companies could have trouble making their debt payments. Therefore, if we see any signs that the economy is starting to slow, we will reduce our exposure to corporates and cyclicals and go back to more traditional holdings such as utilities.

/s/ Geoffrey L. Kurinsky
    Geoffrey L. Kurinsky
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   GEOFFREY L. KURINSKY IS SENIOR VICE PRESIDENT AND A MEMBER OF THE ADVISORY BOARD OF MFS INVESTMENT MANAGEMENT(R). HE IS PORTFOLIO MANAGER OF MFS(R) BOND FUND, MFS(R) INSTITUTIONAL CORE FIXED INCOME FUND, MFS(R) BOND SERIES (PART OF MFS(R) VARIABLE INSURANCE TRUST(SM)), AND THE BOND SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS. HE IS ALSO A PORTFOLIO MANAGER OF MFS(R) TOTAL RETURN FUND, THE TOTAL RETURN SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS, AND MFS(R) TOTAL RETURN SERIES (PART OF MFS(R) VARIABLE INSURANCE TRUST(SM)).

   HE JOINED THE MFS FIXED INCOME DEPARTMENT IN 1987 AND WAS NAMED PORTFOLIO MANAGER IN 1989, VICE PRESIDENT IN 1989, AND SENIOR VICE PRESIDENT IN 1993. MR. KURINSKY IS A GRADUATE OF THE UNIVERSITY OF MASSACHUSETTS AND EARNED AN M.B.A. DEGREE IN FINANCE FROM BOSTON UNIVERSITY.

   ALL PORTFOLIO MANAGERS AT MFS INVESTMENT MANAGEMENT(R) ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS(R) ORIGINAL RESEARCH(SM), A COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
  FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:                   SEEKS AS HIGH A LEVEL OF CURRENT INCOME AS IS
                               BELIEVED TO BE CONSISTENT WITH PRUDENT INVESTMENT
                               RISK. AS A SECONDARY OBJECTIVE, THE FUND STRIVES
                               TO PROTECT SHAREHOLDERS' CAPITAL.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:       MAY 8, 1974

  CLASS INCEPTION:             CLASS A  MAY 8, 1974
                               CLASS B  SEPTEMBER 7, 1993
                               CLASS C  JANUARY 3, 1994
                               CLASS I  JANUARY 2, 1997

  SIZE:                        $1.3 BILLION NET ASSETS AS OF APRIL 30, 1999


PERFORMANCE SUMMARY

The following information illustrates the historical performance of the Fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary for more information.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended April 30, 1999)

                              Lehman Brothers
           MFS Bond Fund   Government/Corporate
           -- Class A           Bond Index
------------------------------------------------
5/89       $ 9,525              $10,000
4/91        11,796               12,204
4/93        15,055               15,400
4/95        16,572               17,362
4/97        19,627               19,503
4/99        22,562               23,425

AVERAGE ANNUAL TOTAL RETURNS THROUGH APRIL 30, 1999

CLASS A

                                                             1 Year      3 Years      5 Years  10 Years/Life
------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                      +3.22%      +25.27%      +46.73%       +136.95%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                  +3.22%      + 7.80%      + 7.97%       +  9.01%
------------------------------------------------------------------------------------------------------------
SEC Results                                                  -1.68%      + 6.07%      + 6.93%       +  8.48%
------------------------------------------------------------------------------------------------------------

CLASS B

                                                             1 Year      3 Years      5 Years  10 Years/Life
------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                      +2.54%      +22.57%      +41.37%       +127.14%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                  +2.54%      + 7.02%      + 7.17%       +  8.55%
------------------------------------------------------------------------------------------------------------
SEC Results                                                  -1.32%      + 6.14%      + 6.87%       +  8.55%
------------------------------------------------------------------------------------------------------------

CLASS C

                                                             1 Year      3 Years      5 Years  10 Years/Life
------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                      +2.48%      +22.64%      +41.57%       +127.98%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                  +2.48%      + 7.04%      + 7.20%       +  8.59%
------------------------------------------------------------------------------------------------------------
SEC Results                                                  +1.51%      + 7.04%      + 7.20%       +  8.59%
------------------------------------------------------------------------------------------------------------

CLASS I

                                                             1 Year      3 Years      5 Years  10 Years/Life
------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                      +3.56%      +26.36%      +48.02%       +138.92%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                  +3.56%      + 8.11%      + 8.16%       +  9.10%
------------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES

                                                             1 Year      3 Years      5 Years  10 Years/Life
------------------------------------------------------------------------------------------------------------
Average corporate debt "BBB"-rated fund*                     +4.25%      + 7.90%      + 8.05%       +  8.92%
------------------------------------------------------------------------------------------------------------
Lehman Brothers Government/Corporate Bond Index+             +6.28%      + 8.09%      + 7.97%       +  8.88%
------------------------------------------------------------------------------------------------------------
* Source: Lipper Analytical Services, Inc.
+ Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

B and C results include the performance and the operating expenses
(e.g., Rule 12b-1 fees) of A for periods prior to the inception of B and C. Because operating expenses of B and C are higher than those of A, B and C performance generally would have been lower than A performance. The A performance included in the B and C SEC performance has been adjusted to reflect the CDSC generally applicable to B and C rather than the initial sales charge generally applicable to A.

I results include the performance and the operating expenses (e.g., Rule
12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO CONCENTRATION AS OF APRIL 30, 1999

PORTFOLIO STRUCTURE

High-Grade Corporates                   49.4%
High-Yield Corporates                   16.0%
U.S. Treasuries                         10.7%
Mortgage Backed                         10.6%
Emerging Markets                         5.4%
Yankee                                   4.3%
Asset Backed                             2.2%
International                            0.8%
Equities                                 0.6%

The portfolio is actively managed, and holdings are subject to change.

PORTFOLIO OF INVESTMENTS  -- April 30, 1999

Bonds - 100.3%
------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
ISSUER                                                          (000 OMITTED)                    VALUE
------------------------------------------------------------------------------------------------------
U.S. Bonds - 60.7%
  Aerospace - 0.2%
    BE Aerospace, Inc., 8s, 2008                                   $    3,085           $    3,061,863
------------------------------------------------------------------------------------------------------
  Airlines - 3.7%
    Airplane Pass-Through Trust, 10.875s, 2019+                    $    1,500           $    1,519,830
    Atlas Air, Inc., 7.2s, 2019                                         4,176                4,210,327
    Continental Airlines Pass-Through Trust, 6.545s, 2019               7,700                7,556,857
    Continental Airlines Pass-Through Trust, 6.648s, 2017               2,276                2,249,418
    Continental Airlines, Inc., 9.5s, 2013                              4,187                4,559,718
    Continental Airlines, Inc., 10.22s, 2014                            5,115                5,682,663
    Jet Equipment Trust, 8.64s, 2012##                                  1,940                2,118,875
    Jet Equipment Trust, 10.69s, 2015##                                 2,390                2,882,531
    Jet Equipment Trust, 11.44s, 2014##                                 3,500                4,366,880
    Northwest Airlines, Inc., 7.625s, 2005                              4,300                4,020,414
    Northwest Airlines, Inc., 8.52s, 2004                               4,823                4,794,062
    Northwest Airlines, Inc., 8.7s, 2007                                2,370                2,298,379
                                                                                        --------------
                                                                                        $   46,259,954
------------------------------------------------------------------------------------------------------
  Apparel and Textiles - 0.3%
    Jones Apparel Group, Inc., 6.25s, 2001                         $    4,390           $    4,329,637
------------------------------------------------------------------------------------------------------
  Automotive - 1.1%
    Federal Mogul Corp., 7.5s, 2004                                $    3,345           $    3,347,877
    Federal Mogul Corp., 7.5s, 2009##                                   9,685                9,437,161
    Federal Mogul Corp., 7.75s, 2006                                    1,155                1,157,217
                                                                                        --------------
                                                                                        $   13,942,255
------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 4.4%
    Bank United, 8s, 2009                                          $    9,282           $    9,275,688
    Bayerische Landesbank NY, 5.875s, 2008                              4,865                4,694,920
    Capital One Financial Corp., 7.25s, 2003                           15,011               15,216,350
    Colonial Bank, 8s, 2009                                             9,305                9,086,426
    Colonial Capital II, 8.92s, 2027                                    2,140                2,089,068
    Providian National Bank, 6.65s, 2004                                2,925                2,929,768
    Providian National Bank, 6.7s, 2003                                 3,650                3,661,132
    Riggs National Corp., 8.5s, 2006                                    1,250                1,301,325
    Riggs National Corp., 9.65s, 2009                                   4,528                4,943,580
    Washington Mutual Capital I, 8.375s, 2027                           3,000                3,132,060
                                                                                        --------------
                                                                                        $   56,330,317
------------------------------------------------------------------------------------------------------
  Building - 0.6%
    Building Materials Corp., 8s, 2008##                           $    4,135           $    4,083,312
    Building Materials Corp., 8.625s, 2006                              1,000                1,025,000
    Nortek, Inc., 9.25s, 2007                                           2,110                2,210,225
                                                                                        --------------
                                                                                        $    7,318,537
------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.4%
    Anacomp, Inc., 10.875s, 2004                                   $    4,650           $    4,859,250
------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 2.8%
    Ahold Finance USA, Inc., 6.25s, 2009                           $    2,332           $    2,294,105
    Fingerhut Cos., Inc., 7.375s, 1999                                  1,600                1,608,384
    Hilfiger (Tommy) USA, Inc., 6.5s, 2003                              3,465                3,433,642
    Hilfiger (Tommy) USA, Inc., 6.85s, 2008                             2,565                2,474,173
    Imperial Tobacco O/S BV, 7.125s, 2009                               8,332                8,269,260
    Kindercare Learning Centers, Inc., 9.5s, 2009                       3,825                4,054,500
    Nabisco, Inc., 6.375s, 2035                                         2,270                2,229,390
    Protection One Alarm Monitoring, Inc., 7.375s, 2005                 6,485                6,434,741
    Revlon Consumer Products Corp., 8.125s, 2006                        4,900                4,851,000
                                                                                        --------------
                                                                                        $   35,649,195
------------------------------------------------------------------------------------------------------
  Corporate Asset Backed - 1.8%
    Amresco Residential Securities Mortgage Loan, 5.94s, 2015      $    6,098           $    6,097,047
    BCF LLC, 7.75s, 2026##                                              2,393                2,132,878
    Contimortgage Home Equity Loan Trust, 6.19s, 2014                   9,750                9,698,130
    Criimi Mae Commercial Mortgage Trust, 7s, 2011                      2,700                2,443,922
    Merrill Lynch Mortgage Investors, Inc., 8.373s, 2022+               2,000                1,883,438
                                                                                        --------------
                                                                                        $   22,255,415
------------------------------------------------------------------------------------------------------
  Financial Institutions - 4.6%
    Contifinancial Corp., 7.5s, 2002                               $    1,320           $      999,900
    Donaldson Lufkin & Jenrette, 6.15s, 2004                            4,810                4,785,950
    First Empire Capital Trust I, 8.234s, 2027                          3,165                3,251,468
    Goldman Sachs Group LP, 6.625s, 2004##                              5,850                5,934,767
    GS Escrow Corp., 6.75s, 2001                                       14,770               14,784,283
    GS Escrow Corp., 7.125s, 2005                                       7,945                7,935,553
    Lehman Brothers, Inc., 6.625s, 2004                                 9,890                9,917,197
    Lehman Brothers, Inc., 7.5s, 2026                                   5,000                5,192,450
    Leucadia Capital Trust, 8.65s, 2027                                 2,000                1,992,400
    Natexis Ambs Co. LLC, 8.44s, 2049##                                 3,128                3,143,640
    United Companies Financial Corp., 7.7s, 2004**                      1,300                  260,000
                                                                                        --------------
                                                                                        $   58,197,608
------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 2.6%
    Coca-Cola Bottling Co., 6.375s, 2009                           $    8,346           $    8,267,714
    J Seagram & Sons, 7.5s, 2018                                       14,635               14,918,773
    J Seagram & Sons, 9s, 2021                                          1,950                2,268,396
    Pepsi Bottling Holdings, Inc., 5.625s, 2009##                       3,224                3,074,697
    Whitman Corp., 6.375s, 2009                                         3,996                3,950,845
                                                                                        --------------
                                                                                        $   32,480,425
------------------------------------------------------------------------------------------------------
  Forest and Paper Products - 1.8%
    Gaylord Container Corp., 9.75s, 2007                           $    5,000           $    4,812,500
    Georgia Pacific Corp., 9.875s, 2021                                 7,850                8,686,339
    Georgia Pacific Corp., 9.95s, 2002                                  6,126                6,757,284
    U.S. Timberlands, 9.625s, 2007                                      2,000                2,040,000
                                                                                        --------------
                                                                                        $   22,296,123
------------------------------------------------------------------------------------------------------
  Healthcare/Hospitals - 0.1%
    Columbia/HCA Healthcare Corp., 6.875s, 2001                    $    1,200           $    1,170,636
------------------------------------------------------------------------------------------------------
  Insurance - 1.2%
    Atlantic Mutual Insurance Co., 8.15s, 2028##                   $    4,864           $    4,351,529
    Conseco, Inc., 6.4s, 2001                                           3,985                3,939,372
    Providian Capital I, 9.525s, 2027##                                 7,202                6,893,538
                                                                                        --------------
                                                                                        $   15,184,439
------------------------------------------------------------------------------------------------------
  Media/Entertainment - 7.3%
    Chancellor Media Corp., 8.75s, 2007                            $    1,500           $    1,541,250
    Circus Circus Enterprises, Inc., 6.7s, 2096                         3,000                2,858,040
    Circus Circus Enterprises, Inc., 7s, 2036                          12,224               11,227,133
    Harrahs Operating, Inc., 7.5s, 2009                                 9,660                9,698,640
    Hearst Argyle Television, Inc., 7s, 2018                            6,550                6,386,250
    Hearst Argyle Television, Inc., 7.5s, 2027                         13,908               14,023,993
    News America Holdings, Inc., 10.125s, 2012                          6,825                7,831,619
    Outdoor Systems, Inc., 8.875s, 2007                                 1,500                1,597,500
    Regal Cinemas, Inc., 9.5s, 2008                                     4,500                4,477,500
    Telemundo Holdings, Inc., 0s to 2003, 11.5s to 2008                 2,750                1,567,500
    Time Warner Entertainment Co. LP, 8.375s, 2033                     18,674               21,900,307
    Time Warner, Inc., 9.15s, 2023                                      4,340                5,357,470
    Time Warner, Inc., 10.15s, 2012                                     2,965                3,829,831
                                                                                        --------------
                                                                                        $   92,297,033
------------------------------------------------------------------------------------------------------
  Medical and Health Products - 0.2%
    Bausch & Lomb, Inc., 6.5s, 2005                                $    2,505           $    2,430,151
------------------------------------------------------------------------------------------------------
  Oil Services - 0.4%
    Mcdermott, Inc., 9.375s, 2002                                  $    2,670           $    2,818,078
    Ultramar Diamond Shamrock Corp., 7.2s, 2017                         2,550                2,491,733
                                                                                        --------------
                                                                                        $    5,309,811
------------------------------------------------------------------------------------------------------
  Oils - 2.6%
    Anadarko Petroleum Corp., 7.2s, 2029                           $    5,377           $    5,365,010
    Conoco, Inc., 6.95s, 2029                                           6,735                6,583,193
    Husky Oil Ltd., 8.9s, 2028                                          6,420                6,225,859
    Lasmo USA, Inc., 7.125s, 2003                                       1,874                1,891,569
    Occidental Petroleum, 6.5s, 2005                                    3,104                3,034,688
    Occidental Petroleum, 6.75s, 2002                                   3,771                3,783,029
    P&L Coal Holdings Corp., 9.625s, 2008                               4,000                4,160,000
    Seagull Energy Corp., 7.5s, 2027                                    1,800                1,359,972
                                                                                        --------------
                                                                                        $   32,403,320
------------------------------------------------------------------------------------------------------
  Printing and Publishing - 0.1%
    TV Guide, Inc., 8.125s, 2009##                                 $    1,500           $    1,533,750
------------------------------------------------------------------------------------------------------
  Railroads - 0.3%
    Union Pacific Corp., 6.34s, 2003                               $    3,445           $    3,453,819
------------------------------------------------------------------------------------------------------
  Retail - 4.4%
    Dillards, Inc., 7.13s, 2018                                    $    2,520           $    2,391,808
    Jitney-Jungle Stores, 12s, 2006                                     3,500                3,893,750
    Lowes Co., Inc., 6.875s, 2028                                       1,120                1,105,317
    Musicland Group, 9s, 2003                                           5,000                5,031,250
    Pathmark Stores, 9.625s, 2003                                       5,000                5,137,500
    Rite Aid Corp., 7.125s, 2007                                        9,640                9,753,848
    Saks, Inc., 7.25s, 2004                                             9,500                9,713,750
    Saks, Inc., 7.5s, 2010                                             14,095               14,418,198
    Saks, Inc., 8.25s, 2008                                             3,785                4,103,394
                                                                                        --------------
                                                                                        $   55,548,815
------------------------------------------------------------------------------------------------------
  Steel - 0.2%
    AK Steel Holdings Corp., 9.125s, 2006                          $    2,500           $    2,650,000
------------------------------------------------------------------------------------------------------
  Supermarkets - 0.1%
    Marsh Supermarkets, Inc., 8.875s, 2007                         $    1,410           $    1,484,025
------------------------------------------------------------------------------------------------------
  Telecommunications - 9.2%
    Bresnan Communications, 0s to 2004, 9.25s to 2009##            $    5,000           $    3,425,000
    Cable & Wireless Communications, 6.75s, 2008                        7,695                7,684,458
    Century Communications Corp., 0s, 2008                              5,000                2,375,000
    Charter Communications Holdings LLC, 8.25s, 2007##                  6,250                6,390,625
    Continental Cablevision, Inc., 11s, 2007                           18,079               19,137,525
    Echostar DBS Corp., 9.375s, 2009##                                  5,000                5,187,500
    Frontiervision Operating Partnership LP, 11s, 2006                  2,110                2,368,475
    Global Crossings Holdings Ltd., 9.625s, 2008                        4,000                4,450,000
    Granite Broadcasting Corp., 8.875s, 2008                            4,000                3,990,000
    ITC Deltacom, Inc., 9.75s, 2008                                     5,000                5,325,000
    MCI WorldCom, Inc., 6.95s, 2028                                     2,345                2,327,577
    MCI WorldCom, Inc., 8.875s, 2006                                   12,000               12,890,880
    Nextel Communications, Inc., 0s to 2003, 9.95s to 2008             10,000                7,500,000
    Nextel International, Inc., 0s to 2003, 12.125s to 2008             2,000                1,060,000
    NTL, Inc., 0s to 2003, 12.375s to 2008##                            5,000                3,525,000
    Pagemart Wireless, Inc., 0s to 2003, 11.25s to 2008                 1,000                  370,000
    Qwest Communications International, Inc., 7.5s, 2008##              4,000                4,195,880
    Sprint Capital Corp., 6.375s, 2009                                  1,920                1,908,710
    TCI Communications Financing III, 9.65s, 2027                       8,590               10,564,927
    TKR Cable, Inc., 10.5s, 2007                                        4,750                5,105,205
    United International Holdings, Inc., 0s to 2003,
      10.75s to 2008                                                    9,000                6,165,000
                                                                                        --------------
                                                                                        $  115,946,762
------------------------------------------------------------------------------------------------------
  Utilities - Electric - 9.5%
    AEP Generating, 9.81s, 2022                                    $    3,548           $    4,463,520
    AEP Generating, 9.82s, 2022                                         7,800                9,661,950
    Beaver Valley Funding Corp., 9s, 2017                               2,200                2,502,610
    CalEnergy Co., Inc., 7.23s, 2005                                       10                   10,326
    CalEnergy Co., Inc., 8.48s, 2028                                    9,318               10,646,560
    CE Generation LLC, 7.416s, 2018##                                  16,469               16,592,517
    Cleveland Electric Illuminating Co., 9s, 2023                       5,448                5,969,047
    CMS Energy Corp., 7.5s, 2009                                        7,780                7,818,900
    Comed Financing II, 8.5s, 2027                                      2,500                2,583,025
    Connecticut Light & Power Co., 8.59s, 2003                          4,000                4,111,040
    Edison Mission Energy, 7.33s, 2008##                                  725                  741,537
    El Paso Electric Co., 8.9s, 2006                                    1,710                1,907,129
    Entergy Mississippi, Inc., 6.2s, 2004                               1,965                1,963,271
    GGIB Funding Corp., 7.43s, 2011                                     6,751                6,822,647
    Gulf States Utilities, 8.21s, 2002                                  3,843                3,944,225
    Midland Funding Corp. I, 10.33s, 2002                                 376                  398,061
    Niagara Mohawk Power Corp., 8.5s, 2023                              5,601                6,128,894
    Niagara Mohawk Power Corp., 8.75s, 2022                             5,800                6,309,994
    North Atlantic Energy, 9.05s, 2002                                  2,500                2,571,975
    Northeast Utilities, 8.58s, 2006                                    2,349                2,376,396
    Salton Sea Funding Corp., 6.69s, 2000                                 832                  838,630
    Salton Sea Funding Corp., 7.37s, 2005                               2,200                2,235,544
    Salton Sea Funding Corp., 7.84s, 2010                               3,925                4,269,733
    Salton Sea Funding Corp., 8.3s, 2011                                1,500                1,582,650
    Seabrook Station - Unit 1, 7.83s, 2019                              6,846                7,242,845
    Waterford 3 Funding Corp., 8.09s, 2017                              5,765                6,055,320
                                                                                        --------------
                                                                                        $  119,748,346
------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.8%
    Tennessee Gas Pipeline Co., 7s, 2028                           $    1,635           $    1,599,063
    Tennessee Gas Pipeline Co., 7.625s, 2037                            4,000                4,195,320
    Texas Gas Transmission Corp., 7.25s, 2027                           4,645                4,571,748
                                                                                        --------------
                                                                                        $   10,366,131
------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                        $  766,507,617
------------------------------------------------------------------------------------------------------
Foreign Bonds - 16.0%
  Argentina - 0.1%
    Republic of Argentina, 11s, 2005                               $    1,120           $    1,111,600
------------------------------------------------------------------------------------------------------
  Brazil - 0.6%
    Republic of Brazil, 5s, 2014                                   $    3,652           $    2,519,590
    Republic of Brazil, 11.625s, 2004                                   5,190                4,962,970
                                                                                        --------------
                                                                                        $    7,482,560
------------------------------------------------------------------------------------------------------
  Canada - 2.1%
    Newcourt Credit Group, Inc., 6.875s, 2005 (Finance)##          $    7,270           $    7,443,099
    Newcourt Credit Group, Inc., 7.125s, 2003 (Finance)##              14,630               15,161,069
    Metronet Communications Corp., 0s to 2003, 9.95s to
      2008 (Telecommunications)                                         5,520                4,278,000
                                                                                        --------------
                                                                                        $   26,882,168
------------------------------------------------------------------------------------------------------
  Chile - 1.2%
    Empresa Electric Guacolda S.A., 7.6s, 2001
      (Utilities - Electric)##                                     $    6,500           $    6,192,940
    Empresa Nacional de Electric, 7.325s, 2037
      (Utilities - Electric)                                            2,365                2,313,680
    Empresa Nacional de Electric, 8.5s, 2009
      (Utilities - Electric)##                                          6,710                7,036,374
                                                                                        --------------
                                                                                        $   15,542,994
------------------------------------------------------------------------------------------------------
  Colombia - 0.2%
    Republic of Colombia, 8.75s, 1999                              $      110           $      110,000
    Republic of Colombia, 9.75s, 2009                                   2,600                2,528,760
                                                                                        --------------
                                                                                        $    2,638,760
------------------------------------------------------------------------------------------------------
  Costa Rica - 0.4%
    Republic of Costa Rica, 9.335s, 2009##                         $    4,393           $    4,360,052
------------------------------------------------------------------------------------------------------
  Finland - 1.0%
    UPM-Kymmene Corp., 7.45s, 2027 (Forest and
      Paper Products)##                                            $   13,030           $   12,715,195
------------------------------------------------------------------------------------------------------
  Greece - 0.8%
    Hellenic Republic, 7.74s, 2008                             GRD  2,791,000           $   10,672,937
------------------------------------------------------------------------------------------------------
  Ireland - 1.1%
    Smurfit Capital, 7.5s, 2025 (Containers)                       $   14,470           $   14,246,873
------------------------------------------------------------------------------------------------------
  Israel - 1.2%
    Israel Electric Corp Ltd., 7.75s, 2009 (Utilities -
      Electric)##                                                  $   14,340           $   14,690,756
------------------------------------------------------------------------------------------------------
  Luxembourg - 0.2%
    Millicom Intl Cellular Corp., 0s to 2001, 13.5s to
      2006 (Cellular Telephones)                                   $    4,000           $    3,080,000
------------------------------------------------------------------------------------------------------
  Mexico - 0.7%
    Corporacion Andina de Fomento, 7.1s, 2003 (Banks
      and Credit Cos.)                                             $    1,672           $    1,655,614
    United Mexican States, 9.75s, 2005                                  1,620                1,680,750
    United Mexican States, 10.375s, 2009                                3,000                3,210,000
    United Mexican States, 11.5s, 2026                                  1,365                1,620,938
                                                                                        --------------
                                                                                        $    8,167,302
-------------------------------------------------------------------------------------------------------
  Netherlands - 0.6%
    Dow Capital BV, 9s, 2010 (Chemicals)                           $    6,345           $    7,581,006
------------------------------------------------------------------------------------------------------
  Norway - 1.9%
    Petroleum Geo-Services, 6.25s, 2003 (Oils)                     $   14,615           $   14,354,999
    Union Bank Norway, 7.35s, 2049 (Banks and
      Credit Cos.)##                                                   10,000               10,130,500
                                                                                        --------------
                                                                                        $   24,485,499
------------------------------------------------------------------------------------------------------
  Panama - 0.2%
    Republic of Panama, 5.938s, 2016                               $    2,652           $    2,071,901
------------------------------------------------------------------------------------------------------
  Philippines - 0.3%
    Philippines Republic, 9.875s, 2019                             $    3,717           $    3,828,510
------------------------------------------------------------------------------------------------------
  Poland - 0.6%
    Government of Poland, 3s, 2024                                 $    4,000           $    2,570,000
    Telekomunikacja Polska S.A. Finance BV, 7.75s, 2008
      (Utilities - Telephone)##                                         5,500                5,566,000
                                                                                        --------------
                                                                                        $    8,136,000
------------------------------------------------------------------------------------------------------
  South Korea - 1.0%
    Export Import Bank Korea, 7.1s, 2007 (Banks and
      Credit Cos.)                                                 $    5,392           $    5,391,299
    Republic of Korea, 8.875s, 2008                                     7,043                7,599,186
                                                                                        --------------
                                                                                        $   12,990,485
------------------------------------------------------------------------------------------------------
  Sweden - 0.8%
    Svenska Handelsbanken, 7.125s, 2049 (Banks and
      Credit Companies)##                                          $    9,750           $    9,776,042
------------------------------------------------------------------------------------------------------
  Thailand - 0.2%
    Jasmine Submarine Telecom Ltd., 8.483s, 2011
      (Industrial)##                                               $    2,345           $    1,901,060
------------------------------------------------------------------------------------------------------
  United Kingdom - 0.6%
    Colt Telecom Group, 7.625s, 2008
      (Telecommunications)                                    DEM       3,400           $    1,888,378
    Telewest PLC, 9.625s, 2006 (Media)                             $    5,000                5,362,500
                                                                                        --------------
                                                                                        $    7,250,878
------------------------------------------------------------------------------------------------------
  Uruguay - 0.2%
    Republica Orient Uruguay, 7.25s, 2009                          $    2,984           $    2,966,872
------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                     $  202,579,450
------------------------------------------------------------------------------------------------------
U.S. Federal Agencies - 2.9%
      Federal Home Loan Mortgage Corp. Gold, 6.5s, 2099            $   22,200           $   22,075,014
      Federal Home Loan Pc, 9.5s, 2001                                      2                    2,407
      Federal National Mortgage Association, 6s, 2013                  14,604               14,467,502
------------------------------------------------------------------------------------------------------
Total U.S. Federal Agencies                                                             $   36,544,923
------------------------------------------------------------------------------------------------------
U.S. Government Guaranteed - 20.7%
  Government National Mortgage Association - 7.6%
    GNMA, 7s, 2022 - 2028 TBA                                      $   17,959           $   18,222,316
    GNMA, 7.5s, 2006 - 2028 TBA                                        60,198               62,040,766
    GNMA, 8s, 2026 - 2026 TBA                                           7,703                8,025,119
    GNMA, 7.5s, 2023 - 2024                                             1,832                1,891,563
    GNMA, 8s, 2025                                                      6,006                6,182,132
                                                                                        --------------
                                                                                        $   96,361,896
------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 13.1%
    U.S. Treasury Bonds, 5.25s, 2028 - 2029                        $   26,278           $   24,525,215
    U.S. Treasury Bonds, 5.5s, 2028                                       608                  579,406
    U.S. Treasury Bonds, 8.5s, 2020                                     7,150                9,330,750
    U.S. Treasury Bonds, 12.375s, 2004                                 30,000               39,173,400
    U.S. Treasury Notes, 4.75s, 2008                                   23,726               22,661,889
    U.S. Treasury Notes, 7.25s, 2004                                    5,765                6,260,444
    U.S. Treasury Notes, 7.875s, 2001                                   4,000                4,233,760
    U.S. Treasury Notes, 8s, 2001                                      55,000               58,025,000
                                                                                        --------------
                                                                                        $  164,789,864
------------------------------------------------------------------------------------------------------
Total U.S. Government Guaranteed                                                        $  261,151,760
------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $1,270,725,610)                                           $1,266,783,750
------------------------------------------------------------------------------------------------------

Preferred Stock - 0.6%
------------------------------------------------------------------------------------------------------
                                                                       SHARES
------------------------------------------------------------------------------------------------------
  Media - 0.1%
    Primedia, Inc., 8.625s*                                            13,250           $    1,272,000
------------------------------------------------------------------------------------------------------
  Printing and Publishing - 0.3%
    NB Capital Corp., 8.35%                                           160,000           $    4,160,000
------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.2%
    El Paso Tennessee Pipeline Co., 8.25s                              30,000           $    1,665,000
------------------------------------------------------------------------------------------------------
Total Preferred Stock (Identified Cost, $6,811,750)                                     $    7,097,000
------------------------------------------------------------------------------------------------------

Repurchase Agreement - 0.2%
------------------------------------------------------------------------------------------------------
      Goldman Sachs, dated 4/30/99, due 5/3/99, total to
        be received $3,301,345 (secured by various U.S.
        Treasury obligations in a jointly traded
        account), at Cost                                          $    3,300           $    3,300,000
------------------------------------------------------------------------------------------------------

Call Options Purchased
------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
                                                                 OF CONTRACTS
DESCRIPTION/EXPIRATION MONTH/STRIKE PRICE                       (000 OMITTED)
------------------------------------------------------------------------------------------------------
      Japanese Yen/June/120
        (Premiums Paid, $788,760)                             JPY   6,048,000           $      635,040
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,281,626,120)                                     $1,277,815,790
------------------------------------------------------------------------------------------------------

Put Options Written
------------------------------------------------------------------------------------------------------
      Japanese Yen/June/130.00
        (Premiums Received, $191,520)                         JPY   6,552,000           $      (26,208)
------------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - (1.1)%                                                    (14,449,715)
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                     $1,263,339,867
------------------------------------------------------------------------------------------------------
** Non income producing security-in default.
 * Non-income producing security.
## SEC Rule 144A restriction.
 + Restricted security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

      DEM = Deutsche Marks
      GRD = Greek Drachma
      JPY = Japanese Yen

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
APRIL 30, 1999
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,281,626,120)        $1,277,815,790
  Cash                                                                  161,033
  Net receivable for forward foreign currency exchange
    contracts closed or subject to master netting agreements            455,955
  Receivable for Fund shares sold                                     5,280,608
  Receivable for investments sold                                    27,773,162
  Interest receivable                                                25,359,208
  Other assets                                                           30,388
                                                                 --------------
    Total assets                                                 $1,336,876,144
                                                                 --------------
Liabilities:
  Payable for Fund shares reacquired                             $    3,615,719
  Payable for investments purchased                                  68,052,690
  Written options outstanding, at value (premiums
    received, $191,520)                                                  26,208
  Payable for daily variation margin on open future
    contracts                                                         1,015,625
  Payable to affiliates -
    Management fee                                                       13,265
    Shareholder servicing agent fee                                       3,498
    Distribution and service fee                                        339,685
    Administrative fee                                                      506
  Accrued expenses and other liabilities                                469,081
                                                                 --------------
        Total liabilities                                        $   73,536,277
                                                                 --------------
Net assets                                                       $1,263,339,867
                                                                 ==============
Net assets consist of:
  Paid-in capital                                                $1,289,995,754
  Unrealized depreciation on investments and translation
    of assets and liabilities in foreign currencies                  (3,685,087)
  Accumulated net realized loss on investments and
    foreign currency transactions                                   (24,743,573)
  Accumulated undistributed net investment income                     1,772,773
                                                                 ==============
      Total                                                      $1,263,339,867
                                                                 ==============
Shares of beneficial interest outstanding                            96,672,614
                                                                 ==============
Class A shares:
  Net asset value per share
    (net assets of $866,387,727 / 66,234,203 shares of
     beneficial interest outstanding)                                $13.08
                                                                     ======
  Offering price per share (100 / 95.25 of net asset
    value per share)                                                 $13.73
                                                                     ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $299,522,947 / 22,965,961 shares of
    beneficial interest outstanding)                                 $13.04
                                                                     ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $88,173,133 / 6,765,230 shares of
    beneficial interest outstanding)                                 $13.03
                                                                     ======
Class I shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $9,256,060 / 707,220 shares
    of beneficial interest outstanding)                              $13.09
                                                                     ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. See notes to financial statements

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED APRIL 30, 1999
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                       $ 84,242,992
    Dividends                                                           659,878
                                                                   ------------
      Total investment income                                      $ 84,902,870
                                                                   ------------
  Expenses -
    Management fee                                                 $  4,287,243
    Trustees' compensation                                               60,053
    Shareholder servicing agent fee                                   1,253,050
    Distribution and service fee (Class A)                            2,425,515
    Distribution and service fee (Class B)                            2,469,899
    Distribution and service fee (Class C)                              670,705
    Administrative fee                                                  137,774
    Custodian fee                                                       347,084
    Postage                                                             156,162
    Printing                                                            136,812
    Auditing fees                                                        67,898
    Legal fees                                                            7,301
    Miscellaneous                                                       934,634
                                                                   ------------
      Total expenses                                               $ 12,954,130
    Fees paid indirectly                                               (289,010)
                                                                   ------------
      Net expenses                                                 $ 12,665,120
                                                                   ------------
        Net investment income                                      $ 72,237,750
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $(19,048,052)
    Foreign currency transactions                                       316,148
    Futures contracts                                                (4,528,584)
                                                                   ------------
      Net realized loss on investments and foreign currency
        transactions                                               $(23,260,488)
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $(16,181,401)
    Written options                                                     165,312
    Translation of assets and liabilities in foreign currencies         458,120
    Future contracts                                                   (192,048)
                                                                   ------------
      Net unrealized loss on investments and foreign currency
        translation                                                $(15,750,017)
                                                                   ------------
        Net realized and unrealized loss on investments and
          foreign currency                                         $(39,010,505)
                                                                   ------------
          Increase in net assets from operations                   $ 33,227,245
                                                                   ============

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------------
YEAR ENDED APRIL 30,                                                     1999                         1998
-----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                        $   72,237,750                 $ 52,322,863
  Net realized gain (loss) on investments and foreign
    currency transactions                                         (23,260,488)                  17,700,400
  Net unrealized gain (loss) on investments and foreign
    currency translation                                          (15,750,017)                  11,971,014
                                                               --------------                 ------------
      Increase in net assets from operations                   $   33,227,245                 $ 81,994,277
                                                               --------------                 ------------
Distributions declared to shareholders -
  From net investment income (Class A)                         $  (52,172,585)                $(41,223,494)
  From net investment income (Class B)                            (14,082,874)                  (8,868,950)
  From net investment income (Class C)                             (3,813,225)                  (1,588,648)
  From net investment income (Class I)                               (641,314)                    (641,771)
  From net realized gain on investments and foreign
    currency transactions (Class A)                                (1,754,351)                        --
  From net realized gain on investments and foreign
    currency transactions (Class B)                                  (563,728)                        --
  From net realized gain on investments and foreign
    currency transactions (Class C)                                  (160,932)                        --
  From net realized gain on investments and foreign
    currency transactions (Class I)                                   (20,261)                        --
  In excess of net investment income (Class A)                           --                       (258,282)
  In excess of net investment income (Class B)                           --                        (55,568)
  In excess of net investment income (Class C)                           --                         (9,954)
  In excess of net investment income (Class I)                           --                         (4,021)
  In excess of net realized gain on investments and
    foreign currency transactions (Class A)                          (831,643)                        --
  In excess of net realized gain on investments and
    foreign currency transactions (Class B)                          (267,233)                        --
  In excess of net realized gain on investments and
    foreign currency transactions (Class C)                           (76,289)                        --
  In excess of net realized gain on investments and
    foreign currency transactions (Class I)                            (9,605)                        --
                                                               --------------                 ------------
      Total distributions declared to shareholders             $  (74,394,040)                $(52,650,688)
                                                               --------------                 ------------
Net increase in net assets from Fund share transactions        $  357,103,160                 $223,753,431
                                                               --------------                 ------------
      Total increase in net assets                             $  315,936,365                 $253,097,020
Net assets:
  At beginning of period                                          947,403,502                  694,306,482
                                                               --------------                 ------------
At end of period (including accumulated undistributed net
  investment income (distributions in excess of net
  investment income) of $1,772,773 and $(66,151),
  respectively)                                                $1,263,339,867                 $947,403,502
                                                               ==============                 ============

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED APRIL 30,                                  1999              1998              1997             1996            1995
-------------------------------------------------------------------------------------------------------------------------------
                                                   CLASS A
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period               $13.57            $13.04            $12.85           $12.71          $12.75
                                                    ------            ------            ------           ------          ------
Income from investment operations# -
  Net investment income(S)                          $ 0.88            $ 0.89            $ 0.94           $ 0.95          $ 0.98
  Net realized and unrealized gain (loss) on
    investments and foreign currency                 (0.46)             0.55              0.18             0.15           (0.05)
                                                    ------            ------            ------           ------          ------
    Total from investment operations                $ 0.42            $ 1.44            $ 1.12           $ 1.10          $ 0.93
                                                    ------            ------            ------           ------          ------
Less distributions declared to shareholders -
  From net investment income                        $(0.87)           $(0.91)           $(0.93)          $(0.94)         $(0.89)
  From net realized gain on investments and
    foreign currency transactions                    (0.03)             --                --               --              --
  In excess of net investment income+++               --               (0.00)             --               --              --
  In excess of net realized gain on
    investments and foreign currency                 (0.01)             --                --               --              --
  From paid in capital                                --                --                --              (0.02)          (0.08)
                                                    ------            ------            ------           ------          ------
    Total distributions declared to
      shareholders                                  $(0.91)           $(0.91)           $(0.93)          $(0.96)         $(0.97)
                                                    ------            ------            ------           ------          ------
Net asset value - end of period                     $13.08            $13.57            $13.04           $12.85          $12.71
                                                    ======            ======            ======           ======          ======
Total return(+)                                      3.22%            11.36%             8.99%            8.67%           7.78%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                         0.96%             0.98%             1.02%            1.00%           1.00%
  Net investment income                              6.61%             6.61%             7.12%            7.10%           7.91%
Portfolio turnover                                    343%              333%              446%             377%            306%
Net assets at end of period (000 omitted)         $866,388          $708,021          $541,710         $514,892        $477,056
+++ For the year ended April 30, 1998, the per share distribution in excess of net investment income was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## The Fund had an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) The investment adviser and/or the distributor voluntarily waived a portion of their fees for certain of the periods indicated. If the fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
      Net investment income                         $ --              $ --              $ --               --            $ 0.97
      Ratios (to average net assets)
        Expenses##                                    --                --                --               --             1.10%
        Net investment income                         --                --                --               --             7.81%

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED APRIL 30,                                   1999              1998             1997            1996           1995
-----------------------------------------------------------------------------------------------------------------------------------
                                                    CLASS B
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period               $13.52            $12.99            $12.79           $12.69          $12.73
                                                    ------            ------            ------           ------          ------
Income from investment operations# -
  Net investment income                             $ 0.78            $ 0.79            $ 0.83           $ 0.85          $ 0.88
  Net realized and unrealized gain (loss) on
    investments and foreign currency                 (0.45)             0.54              0.19             0.13           (0.05)
                                                    ------            ------            ------           ------          ------
    Total from investment operations                $ 0.33            $ 1.33            $ 1.02           $ 0.98          $ 0.83
                                                    ------            ------            ------           ------          ------
Less distributions declared to shareholders -
  From net investment income                        $(0.77)           $(0.80)           $(0.82)          $(0.85)         $(0.80)
  From net realized gain on investments and
    foreign currency transactions                    (0.03)             --                --               --              --
  In excess of net investment income+++               --               (0.00)             --              (0.01)           --
  In excess of net realized gain on
    investments and foreign currency                 (0.01)             --                --               --              --
  From paid in capital                                --                --                --              (0.02)          (0.07)
                                                    ------            ------            ------           ------          ------
    Total distributions declared to
      shareholders                                  $(0.81)           $(0.80)           $(0.82)          $(0.88)         $(0.87)
                                                    ------            ------            ------           ------          ------
Net asset value - end of period                     $13.04            $13.52            $12.99           $12.79          $12.69
                                                    ======            ======            ======           ======          ======
Total return                                         2.54%            10.52%             8.16%            7.90%           6.90%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                         1.66%             1.68%             1.76%            1.81%           1.84%
  Net investment income                              5.92%             5.90%             6.39%            6.29%           7.17%
Portfolio turnover                                    343%              333%              446%             377%            306%
Net assets at end of period (000 omitted)         $299,523          $187,905          $123,000         $102,914         $75,451
+++ For the year ended April 30, 1998, the per share distribution in excess of net income was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## The Fund had an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED APRIL 30,                                   1999              1998             1997            1996             1995
-------------------------------------------------------------------------------------------------------------------------------
                                                    CLASS C
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period               $13.52            $12.98            $12.79           $12.68          $12.72
                                                    ------            ------            ------           ------          ------
Income from investment operations# -
  Net investment income                             $ 0.78            $ 0.78            $ 0.83           $ 0.85          $ 0.88
  Net realized and unrealized gain (loss) on
    investments and foreign currency                 (0.46)             0.56              0.20             0.15           (0.05)
                                                    ------            ------            ------           ------          ------
    Total from investment operations                $ 0.32            $ 1.34            $ 1.03           $ 1.00          $ 0.83
                                                    ------            ------            ------           ------          ------
Less distributions declared to shareholders -
  From net investment income                        $(0.77)           $(0.80)           $(0.84)          $(0.85)         $(0.80)
  From net realized gain on investments and
    foreign currency transactions                    (0.03)             --                --               --              --
  In excess of net investment income+++               --               (0.00)             --              (0.02)           --
  In excess of net realized gain on
    investments and foreign currency                 (0.01)             --                --               --              --
  From paid in capital                                --                --                --              (0.02)          (0.07)
                                                    ------            ------            ------           ------          ------
    Total distributions declared to
      shareholders                                  $(0.81)           $(0.80)           $(0.84)          $(0.89)         $(0.87)
                                                    ------            ------            ------           ------          ------
Net asset value - end of period                     $13.03            $13.52            $12.98           $12.79          $12.68
                                                    ======            ======            ======           ======          ======
Total return                                         2.48%            10.54%             8.27%            7.90%           7.00%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                         1.66%             1.68%             1.74%            1.74%           1.75%
  Net investment income                              5.92%             5.89%             6.44%            6.35%           7.17%
Portfolio turnover                                    343%              333%              446%             377%            306%
Net assets at end of period (000 omitted)          $88,173           $42,229           $20,003          $17,330          $8,171
+++ For the year ended April 30, 1998, the per share distribution in excess of net investment income was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## The Fund had an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------
YEAR ENDED APRIL 30,                                                  1999              1998              1997*
---------------------------------------------------------------------------------------------------------------
                                                                   CLASS I
---------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $13.58            $13.05             $13.15
                                                                    ------            ------             ------
Income from investment operations# -
  Net investment income                                             $ 0.92            $ 0.94             $ 0.31
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                 (0.45)             0.55              (0.09)
                                                                    ------            ------             ------
      Total from investment operations                              $ 0.47            $ 1.49             $ 0.22
                                                                    ------            ------             ------
Less distributions declared to shareholders -
  From net investment income                                        $(0.92)           $(0.96)            $(0.32)
  From net realized gain on investments and foreign currency
    transactions                                                     (0.03)             --                 --
  In excess of net investment income+++                                                 --                (0.00)
  In excess of net realized gain on investments and foreign
    currency                                                         (0.01)             --                 --
                                                                    ------            ------             ------
      Total distributions declared to shareholders                  $(0.96)           $(0.96)            $(0.32)
                                                                    ------            ------             ------
Net asset value - end of period                                     $13.09            $13.58             $13.05
                                                                    ======            ======             ======
Total return                                                         3.56%            11.72%              1.70%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                         0.65%             0.68%              0.69%+
  Net investment income                                              6.90%             6.95%              7.19%+
Portfolio turnover                                                    343%              333%               446%
Net assets at end of period (000 omitted)                           $9,256            $9,249             $9,593

   * For the period from the inception of Class I, January 2, 1997, through April 30, 1997.
   + Annualized.
  ++ Not annualized.
+++ For the year ended April 30, 1998, the per share distribution in excess of net investment income was less than $0.01.
  # Per share data is based on average shares outstanding.
 ## The Fund had an expense offset arrangement which reduces the Fund's custodian fee based upon the cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Bond Fund (the Fund) is a diversified series of MFS Series Trust IX (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts and options listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement. The Fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The Fund may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Fund's management on the direction of interest rates.

Futures Contracts - The Fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the Fund's relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts or contracts on related options for purposes other than hedging, may be made when the Fund has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund may enter into forward contracts for hedging purposes only. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement time.

The Fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended April 30, 1999, $298,315 from accumulated net realized loss on investments and foreign currency transactions and $12,857 from paid in capital were reclassified to accumulated undistributed net investment income due to differences between book and tax accounting for mortgage-backed securities and currency transactions. This change had no effect on the net assets or net asset value per share. At April 30, 1999, accumulated undistributed net investment income and accumulated net realized loss on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in the accounting for capital losses and currency transactions.

At April 30, 1999, the Fund, for federal income tax purposes, had a capital loss carryforward of $(22,948,613) which may be applied against any net taxable realized gains of each succeeding year until the earlier of it's utilization or expiration on April 30, 2007.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at the following annual rates:

BASED ON AVERAGE NET ASSETS               BASED ON GROSS INCOME
--------------------------------------    --------------------------------------
First $200 million              0.225%    First $20 million                2.75%
In excess of $200 million       0.191%    In excess of $20 million         2.34%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $19,234 for the year ended April 30, 1999.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

              First $1 billion                           0.0150%
              Next $1 billion                            0.0125%
              Next $1 billion                            0.0100%
              In excess of $3 billion                    0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $532,733 for the year ended April 30, 1999, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer (reduced to a maximum of 0.15% per annum for shares sold prior to March 1, 1991) and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. The Fund is currently paying distribution fees in the amount of 0.05%. Payment of the remaining portion of the 0.10% per annum will commence on such date as Trustees of the Trust may determine. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $395,639 for the year ended April 30, 1999. Fees incurred under the distribution plan during the year ended April 30, 1999, were 0.30% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $40,603 and $31,952 for Class B and Class C shares, respectively, for the year ended April 30, 1999. Fees incurred under the distribution plan during the year ended April 30, 1999, were 1.00% of each class' average daily net assets attributable to Class B and Class C shares on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended April 30, 1999, were $16,106, $471,836, and $40,323 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.10%. Prior to April 1, 1999, the fee was calculated as a percentage of the average Fund's daily net assets at an effective annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                      PURCHASES            SALES
--------------------------------------------------------------------------------
U.S. government securities                       $2,409,931,412   $2,358,061,595
                                                 --------------   --------------
Investments (non-U.S. government securities)     $1,743,325,165   $1,430,935,676
                                                 --------------   --------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $1,283,903,414
                                                                 --------------
Gross unrealized depreciation                                    $  (16,100,028)
Gross unrealized appreciation                                        10,012,404
                                                                 --------------
  Net unrealized depreciation                                    $   (6,087,624)
                                                                 ==============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                          YEAR ENDED APRIL 30, 1999             YEAR ENDED APRIL 30, 1998
                                 ----------------------------------    ----------------------------------
                                          SHARES             AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                           40,031,279      $ 531,351,372        21,939,268       $ 295,718,288
Shares issued to shareholders
  in reinvestment of
  distributions                        3,078,680         40,904,085         2,218,719          29,751,932
Shares reacquired                    (29,066,686)      (384,382,947)      (13,503,595)       (181,837,839)
                                     -----------      -------------       -----------       -------------
  Net increase                        14,043,273      $ 187,872,510        10,654,392       $ 143,632,381
                                     ===========      =============       ===========       =============

Class B Shares
                                          YEAR ENDED APRIL 30, 1999             YEAR ENDED APRIL 30, 1998
                                 ----------------------------------    ----------------------------------
                                          SHARES             AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                           15,199,199      $ 201,584,950         9,328,954       $ 125,486,349
Shares issued to shareholders
  in reinvestment of
  distributions                          766,154         10,143,630           427,362           5,717,255
Shares reacquired                     (6,895,533)       (91,242,870)       (5,328,287)        (71,689,045)
                                     -----------      -------------       -----------       -------------
  Net increase                         9,069,820      $ 120,485,710         4,428,029       $  59,514,559
                                     ===========      =============       ===========       =============

Class C Shares
                                          YEAR ENDED APRIL 30, 1999             YEAR ENDED APRIL 30, 1998
                                 ----------------------------------    ----------------------------------
                                          SHARES             AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                            5,221,069      $  69,212,937         1,953,399       $  26,310,775
Shares issued to shareholders
  in reinvestment of
  distributions                          173,891          2,299,453            68,136             912,424
Shares reacquired                     (1,753,984)       (23,115,757)         (438,903)         (5,896,038)
                                     -----------      -------------       -----------       -------------
  Net increase                         3,640,976      $  48,396,633         1,582,632       $  21,327,161
                                     ===========      =============       ===========       =============

Class I Shares
                                          YEAR ENDED APRIL 30, 1999             YEAR ENDED APRIL 30, 1998
                                 ----------------------------------    ----------------------------------
                                          SHARES             AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                               24,684      $     329,363            48,181       $     651,134
Shares issued to shareholders
  in reinvestment of
  distributions                           50,434            671,204            48,360             648,152
Shares reacquired                        (49,100)          (652,260)         (150,414)         (2,019,956)
                                     -----------      -------------       -----------       -------------
  Net increase (decrease)                 26,018      $     348,307           (53,873)      $    (720,670)
                                     ===========      =============       ===========       =============

(6) Line of Credit
The Fund and other affiliated funds participate in a $720 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended April 30, 1999, was $9,399. The Fund had no borrowings during the year.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions

                                                1999 CALLS                           1999 PUTS
                                     -------------------------------      ------------------------------
                                     PRINCIPAL AMOUNTS                    PRINCIPAL AMOUNTS
                                          OF CONTRACTS                         OF CONTRACTS
                                         (000 OMITTED)      PREMIUMS           (000 OMITTED)       PREMIUMS
--------------------------------------------------------------------------------------------------------
OUTSTANDING, BEGINNING OF PERIOD -                --        $   --                   --         $   --
Options written
  Japanese Yen                                    --            --               6,552,000       191,520
Options terminated in closing transactions
Options exercised                                 --            --                   --             --
Options expired                                   --            --                   --             --
                                              --------      --------             --------       --------
Outstanding, end of period                        --        $   --                   --         $191,520
                                              ========      ========             ========       ========
OPTIONS OUTSTANDING AT END OF PERIOD
 CONSIST OF:
  Japanese Yen                                    --        $   --               6,552,000      $191,520
                                              --------      --------             --------       --------
    OUTSTANDING, END OF PERIOD                              $   --                              $191,520
                                                            ========                            ========

At April 30, 1999, the Fund had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

Forward foreign currency sales under master netting agreements amounted to a net receivable of $455,955 with Merrill Lynch at April 30, 1999.

At April 30, 1999, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

Futures Contracts
                                                                                               UNREALIZED
DESCRIPTION                                 EXPIRATION      CONTRACTS        POSITION        DEPRECIATION
-----------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds                          June 1999            500            Long          $(493,925)
                                                                                               ---------

At April 30, 1999, the Fund had sufficient cash and/or securities to cover margin requirements on open futures contracts.

(8) Restricted Securities
The Fund may invest not more than 10% of its net assets in securities which are subject to legal or contractual restrictions on resale. At April 30, 1999, the Fund owned the following restricted securities (constituting 0.27% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, are valued at fair value as determined in good faith by or at the direction of the Trustees.

                                                 DATE OF       PRINCIPAL
DESCRIPTION                                  ACQUISITION          AMOUNT             COST           VALUE
-----------------------------------------------------------------------------------------------------------
Merrill Lynch Mortgage Investors, Inc.,
  8.373s, 2022                                 6/22/1994      $2,000,000     $  1,386,250      $1,883,438
Airplane Pass-Through Trust,
  10.875s, 2019                                3/13/1996       1,500,000        1,500,000       1,519,830
                                                                                               ----------
                                                                                               $3,403,268
                                                                                               ==========

INDEPENDENT AUDITORS' REPORT

To the Trustees of the MFS Series Trust IX and the Shareholders of MFS Bond
Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Bond Fund (a series of MFS Series Trust IX) as of April 30, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended April 30, 1999 and 1998, and the financial highlights for each of the years in the five-year period ended April 30, 1999. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at April 30, 1999 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Bond Fund at April 30, 1999, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
June 4, 1999

--------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

   IN JANUARY 2000, SHAREHOLDERS WILL BE MAILED A FORM 1099 REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1999.

   THE FUND HAS DESIGNATED $2,242,095 AS A CAPITAL GAIN DIVIDEND.

   FOR THE YEAR ENDED APRIL 30, 1999, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR
   CORPORATIONS CAME TO 0.91%.

--------------------------------------------------------------------------------

MFS(R) BOND FUND

TRUSTEES                                               SECRETARY
Richard B. Bailey* - Private Investor;                 Stephen E. Cavan*
Former Chairman and Director (until 1991),
MFS Investment Management                              ASSISTANT SECRETARY
                                                       James R. Bordewick, Jr.*
Peter G. Harwood - Private Investor
                                                       CUSTODIAN
J. Atwood Ives - Chairman and Chief Executive          State Street Bank and Trust Company
Officer, Eastern Enterprises (diversified
services company)                                      AUDITORS
                                                       Deloitte & Touche LLP
Lawrence T. Perera - Partner, Hemenway
& Barnes (attorneys)                                   INVESTOR INFORMATION
                                                       For MFS stock and bond market outlooks, call toll
William J. Poorvu - Adjunct Professor, Harvard         free: 1-800-637-4458 anytime from a touch-tone
University Graduate School of Business                 telephone.
Administration
                                                       For information on MFS mutual funds, call your
Charles W. Schmidt - Private Investor                  financial adviser or, for an information kit,
                                                       call toll free: 1-800-637-2929 any business day
Arnold D. Scott* - Senior Executive                    from 9 a.m. to 5 p.m. Eastern time (or leave a
Vice President, Director, and Secretary,               message anytime).
MFS Investment Management
                                                       INVESTOR SERVICE
Jeffrey L. Shames* - Chairman, Chief                   MFS Service Center, Inc.
Executive Officer, and Director,                       P.O. Box 2281
MFS Investment Management                              Boston, MA 02107-9906

Elaine R. Smith - Independent Consultant               For general information, call toll free:
                                                       1-800-225-2606 any business day from
David B. Stone - Chairman and Director,                8 a.m. to 8 p.m. Eastern time.
North American Management Corp.
(investment advisers)                                  For service to speech- or hearing-impaired,
                                                       call toll free: 1-800-637-6576 any business day
INVESTMENT ADVISER                                     from 9 a.m. to 5 p.m. Eastern time. (To use
Massachusetts Financial Services Company               this service, your phone must be equipped with
500 Boylston Street                                    a Telecommunications Device for the Deaf.)
Boston, MA 02116-3741
                                                       For share prices, account balances, and
DISTRIBUTOR                                            exchanges, call toll free: 1-800-MFS-TALK
MFS Fund Distributors, Inc.                            (1-800-637-8255) anytime from a touch-tone
500 Boylston Street                                    telephone.
Boston, MA 02116-3741
                                                       WORLD WIDE WEB
PORTFOLIO MANAGER                                      www.mfs.com
Geoffrey L. Kurinsky*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

*Affiliated with the Investment Adviser

MFS(R) BOND FUND                                                    ------------
                                                                      BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741


(c)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                               MFB-2  6/99  100M  11/211/311/811